Exhibit 99b

FY 2005 4th Quarter
Earnings Conference Call
Chip McClure, President, Chairman and CEO
Jim Donlon, Senior Vice President and CFO
Rakesh Sachdev, Senior Vice President Corporate Strategy

November 15, 2005

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

Forward-Looking Statements

            This presentation contains “forward-looking statements” as defined in the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events.  Such forward-looking statements are inherently uncertain, and actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market conditions; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad, including foreign currency exchange rates and potential disruption production and supply due to terrorist attacks or acts of aggression; availability and cost of raw materials, including steel; OEM program delays; demand for and market acceptance of new and existing products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers, including potential bankruptcies; successful integration of acquired or merged businesses; achievement of the expected annual savings and synergies from past and future business combinations; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill;
competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to access capital markets; the credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in ArvinMeritor’s Securities and Exchange
Commission filings.

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

Fiscal Year 2005 Financial Results

Achieved EPS of $1.57 – before special items

Sales from Continuing Operations of $8.9 billion

An increase of $870 million or 11% from fiscal 2004

Strong second half free cash flow performance

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

Reshaping Light Vehicle Systems

Reduce capacity

Actions taken on 10 of 11 facilities announced in May

Source globally

Established management team in China

Evaluate businesses and product portfolio

To improve profits, expand margins

Diversify customer base

Korea

India

China

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

N.A. Big 3 LVS
OEM Sales

20%

Other LVS

OEM Sales

35%

Commercial
Vehicle
Systems

45%

Light

Vehicle
Systems

55%

GM NA Sales – 7%

4% value added

3% pass through

2005 Fiscal Year Sales - $8.9 billion *

* from continuing operations

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

Capitalizing on Strengths of Commercial
Vehicle Systems

Reported robust sales

Achieved strong margins

Won new emissions contracts, totaling nine to date

Expanded global presence

Strengthened supply base

Progress in dual sourcing

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

Commercial Vehicle Production Outlook

421

305

FY06

Heavy- and Medium-Duty
Trucks

(Western Europe)

Class 8 Trucks (North America)

Commercial Vehicle Production

(thousands of units)

-

(6%)

% Change

421

324

FY05

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

Light Vehicle Production Outlook

16.4

15.6

FY06

Western Europe

(including Czech Republic)

North America

Light Vehicle Production

(millions of units)

-

-

% Change

16.4

15.6

FY05

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

Fiscal Year 2006 Outlook

Sales of approximately $8.6 billion

Earnings per diluted share of $1.50 – $1.70*

Positive Free Cash Flow of $100 -$150 million

* Continuing Operations before special items

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

* Excludes one-time gain on sale of Off-Highway Brakes business and other Special Items

Fiscal Year 2006 Outlook

Estimated EPS FY 2005 EPS Result $ 1.57 Restructuring Savings $ 0.30 - $ 0.40 Higher Pension and Medical Expenses ($ 0.32) -($ 0.35) Divestiture of Off-Highway Brakes Business ($0.10 ) Energy/Transportation Costs ($ 0.15) -($ 0.20) All Other Improvements $ 0.20 - $ 0.38 FY 2006 Guidance Range * $ 1.50 - $ 1.70

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

Well Positioned for 2007 Downturn in
North American Truck Market

North America class 8 only 11 percent of sales

Downturn not expected to be as severe

Continue to diversify customer base

Focus on operational excellence

Benefit from recent Commercial Vehicle Emissions wins

Commercial Vehicle Aftermarket provides meaningful offset

Light Vehicle Systems realizes full savings from restructuring

Full Year Income Statement

(in millions, except per share amounts) Twelve Months Ended September 30, Reported Better/(Worse) 2005(1) 2004 $ % Sales $ 8,903 $ 8,033 $ 870 11% Cost of Sales (8,263) (7,366) (897) -12% GROSS MARGIN 640 667 (27) -4% SG&A (376) (385) 9 2% Gain on Divestitures 4 20 (16) Restructuring Costs (16) (15) (1) Customer Bankruptcies (5) - (5) Environmental Remediation Costs (1) (11) 10 Costs for Withdrawn Tender Offer - (16) 16 OPERATING INCOME 246 260 (14) -5% Equity in Earnings of Affiliates 28 19 9 47% Gain on Sale of Marketable Securities - 7 (7) Interest Expense, Net and Other (123) (107) (16) -15% INCOME BEFORE INCOME TAXES 151 179 (28) -16% Provision for Income Taxes (38) (44) 6 14% Minority Interests (3) (8) 5 63% Income From Continuing Operations 110 127 (17) -13% Income (Loss) from Discontinued Operations 7 (169) 176 104% NET INCOME (LOSS) $ 117 $ (42) $ 159 379% DILUTED EARNINGS (LOSS) PER SHARE Continuing Operations $ 1.57 $ 1.85 $ (0.28) -15% Discontinued Operations 0.10 (2.46) 2.56 104% Diluted EPS $ 1.67 $ (0.61) $ 2.28 374%

4th Quarter Income Statement

(in millions, except per share amounts) Three Months Ended September 30, Reported Better/(Worse) 2005(1) 2004 $ % Sales $ 2,126 $ 2,014 $ 112 6% Cost of Sales (1,974) (1,853) (121) -7% GROSS MARGIN 152 161 (9) -6% SG&A (88) (96) 8 8% Environmental Remediation Costs (1) (3) 2 Restructuring Costs (3) (4) 1 OPERATING INCOME 60 58 2 3% Equity in Earnings of Affiliates 8 7 1 14% Interest Expense, Net and Other (34) (30) (4) -13% INCOME BEFORE INCOME TAXES 34 35 (1) -3% Provision for Income Taxes (6) (5) (1) -20% Minority Interests 1 - 1 Income From Continuing Operations 29 30 (1) -3% Loss from Discontinued Operations (3) (183) 180 98% NET INCOME (LOSS) $ 26 $ (153) $ 179 117% DILUTED EARNINGS (LOSS) PER SHARE Continuing Operations $ 0.41 $ 0.44 $ (0.03) -7% Discontinued Operations (0.04) (2.67) 2.63 99% Diluted EPS $ 0.37 $ (2.23) $ 2.60 117%

Segment Sales

Twelve Months Ended September (in millions) Quarter Ended September 30 30 Better/(Worse) Better/(Worse) 004 004 2005 2 $ % 2005 2 $ % Light Vehicle Systems North America $ 474 $ 488 $ (14) -3% $ 2,071$2,010 $ 61 3% Europe 518 508 10 2% 2,262 2,337 (75) -3% South America 65 47 18 38% 240 177 63 36% Asia-Pacific and Other 72 72 - 0% 276 294 (18) -6% Total Sales 1,129 1,115 14 1% 4,849 4,818 31 1% Commercial Vehicle Systems North America 645 596 49 8% 2,475 2,014 461 23% Europe 226 203 23 11% 1,106 827 279 34% South America 59 43 16 37% 217 135 82 61% Asia-Pacific and Other 67 57 10 18% 256 239 17 7% Total Sales 997 899 98 11% 4,054 3,215 839 26% Reported Sales $ 2,126 $2,014 $ 112 6% $ 8,903$8,033 $ 870 11%

Segment Operating Income – before special items

Twelve Months Ended September (in millions) Quarter Ended September 30, 30, eporte eporte R d Better/(Worse) R d Better/(Worse) 1 1 2005( ) 2004 $ % 2005( ) 2004 $ % Operating Income Light Vehicle Systems $ 10 $ 13 $ (3) -23% $ 38 $ 123 $ (85) -69% Commercial Vehicle Systems 52 48 4 8% 212 164 48 29% Segment Operating Income 62 61 1 2% 250 287 (37) -13% Unallocated Corporate Costs (2) (3) 1 (4) (27) 23 Operating Income $ 60 $ 58 $ 2 3% $ 246 $ 260 $ (14) -5% Operating Margins Light Vehicle Systems 0.9% 1.2% (0.3) pts 0.8% 2.6% (1.8) pts Commercial Vehicle Systems 5.2% 5.3% (0.1) pts 5.2% 5.1% 0.1 pts Segment Operating Margins 2.9% 3.0% (0.1) pts 2.8% 3.6% (0.8) pts Total Operating Margins 2.8% 2.9% (0.1) pts 2.8% 3.2% (0.4) pts

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

(1) New accounts receivable securitization program in September 2005. Borrowings under new program are included in short-term debt at 9/30/05.

(2) Net debt is calculated as total debt less fair value adjustment for interest rate swaps plus factored and securitized receivables less cash.

(3) Includes accounts receivable securitization and factored receivables and excludes cash, short-term debt, and assets and liabilities of discontinued operations.

(4) Calculated using quarterly average working capital and current quarter annualized sales.

(in millions) 09/30/05 06/30/05 03/31/05 12/31/04 09/30/04 Cash $ 187 $ 180 $ 99 $ 91 $ 132 Short-term Debt (1) $ 131 $ 40 $ 7 $ 7 $ 3 Long-term Debt 1,451 1,472 1,537 1,516 1,487 Total Debt $1,582 $ 1,512 $ 1,544 $ 1,523 $ 1,490 Minority Interests 58 58 59 62 61 Equity 875 1,032 1,062 1,170 988 Total Debt to Capital 63% 58% 58% 55% 59% Factored Receivables 23 23 15 - 10 Securitized Receivables (1) - 156 65 1 32 Net Debt (2) 1,401 1,484 1,504 1,396 1,364 Working Capital (3) 325 413 465 469 293 Working Capital % of Sales (4) 4.3% 4.6% 5.1% 4.6% 5.3%

Balance Sheet Highlights

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

(1) Outlook does not include the impact of any future acquisitions or divestitures, or the impact of additional restructuring actions.

FY 2006 Outlook – Continuing Operations before special items

Y (in millions, except EPS) FY 2005 F2006 Full Year Full Year Outlook (1) Sales $ 8,903 $ 8,525 - $ 8,600 Operating Margin 2.8% 2.9% - 3.1% Interest Expense (123) (123) - (121) Effective Tax Rate 25% 25% - 25% Income from Continuing Operations $ 110 $ 107 - $ 121 Diluted Earnings Per Share $ 1.57 $ 1.50 - $ 1.70 Free Cash Flow $ (109) $ 100 - $ 150

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

(1) Outlook does not include the impact of any future acquisitions or divestitures, or the impact of additional restructuring actions.

FY 2005 1st Quarter Results and FY 2006 1st Quarter Outlook
– Continuing Operations before special items

Y (in millions, except EPS) FY 2005 F2006 1st 1st Quarter Quarter Outlook (1) Sales $ 2,090 $ 2,100 - $ 2,200 Operating Margin 1.7% 1.8% - 1.9% Interest Expense (28) (32) - (31) Effective Tax Rate 28% 25% - 25% Income from Continuing Operations $ 12 $ 9 - $ 12 Diluted Earnings Per Share $ 0.17 $ 0.13 - $ 0.17

Non-GAAP Financial Information

Use of Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”)
included throughout this presentation, the Company has provided information regarding income from continuing operations, diluted earnings per share and segment operating income and margins before special items which are non-GAAP financial measures.  These non-GAAP measures are defined as reported income or loss from continuing operations, reported diluted earnings or loss per share and segment operating income plus or minus special items.  Other non-GAAP financial measures include “net debt” and “free cash flow”.  Net debt is defined as total debt less the fair value adjustment of debt due to interest rate swaps, plus securitized and factored receivables, less cash.  Free cash flow represents net cash provided by operating activities before the net change in accounts receivable securitized or factored, less capital expenditures.  The Company believes it is appropriate to exclude the net change in securitized and factored accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations.  In particular, management believes that net debt is an important indicator of the Company’s overall leverage and free cash flow is useful in analyzing the
Company’s ability to service and repay its debt.  Further, management uses these non-GAAP measures for planning and forecasting in future periods.

These non-GAAP measures should not be considered a substitute for the reported results prepared in accordance with GAAP.
Neither, net debt nor free cash flow should be considered substitutes for debt, cash provided by operating activities or other balance sheet or cash flow statement data prepared in accordance with GAAP or as a measure of financial position or liquidity.
In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses.  These non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures, if applicable, to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information –

4th Qtr FY 05 Results before Special Items

New Q4 FY 05 Restructuring Debt Q4 FY05 (in millions, except per share amounts) Reported Actions Exchange Taxes Adjusted Sales $ 2,126 $ - $ - $ - $ 2,126 Gross Margin 152 - - - 152 Operating Income 27 33 - - 60 Income from Continuing Operations 12 20 3 (6) 29 Diluted Earnings (Loss) Per Share - Continuing Operations $ 0.17 $ 0.28 $ 0.04 $ (0.08) $ 0.41 Segment Operating Income LVS Operating Income (Loss) $ (18) $ 28 $ - $ - $ 10 CVS Operating Income 47 5 - - 52 Segment Operating Income 29 33 - - 62 Unallocated corporate costs (2) - - - (2) Total Operating Income $ 27 $ 33 $ - $ - $ 60 Operating Margins LVS -1.6% 0.9% CVS 4.7% 5.2% Segment Operating Margins 1.4% 2.9% Total Operating Margins 1.3% 2.8%

Non-GAAP Financial Information –

FY 05 Results before Special Items

New FY 05 Restructuring Customer Debt (in millions, except per share FY05 amounts) Reported Actions Environmental Bankruptcy Exchange Taxes Adjusted - Sales $ 8,903 $ - $ - $ - $ - $ $ 8,903 Gross Margin 636 - - 4 - - 640 Operating Income 130 101 6 9 - - 246 Income from Continuing Operations 33 62 4 6 3 2 110 Diluted Earnings (Loss) Per Share - 0.02 Continuing Operations $ 0.47 $ 0.89 $ 0.06 $ 0.09 $ 0.04 $ $ 1.57 1.40 - Guidance $ $1.60 Segment Operating Income - LVS Operating Income (Loss) $ (53) $ 82 $ - $ 9 $ - $ $ 38 CVS Operating Income 193 19 - - - - 212 Segment Operating Income 140 101 - 9 - - 250 Unallocated corporate costs (10) - 6 - - - (4) - Total Operating Income $ 130 $ 101 $ 6 $ 9 $ - $ $ 246 Operating Margins LVS -1.1% 0.8% CVS 4.8% 5.2% Segment Operating Margins 1.6% 2.8% Total Operating Margins 1.5% 2.8%

ArvinMeritor
FY 2005 4th Quarter Earnings Conference Call
November 15, 2005

(in millions)

(1) New accounts receivable securitization program in September 2005. Borrowings under new program are included in short-term debt at 9/30/05.

Non-GAAP Financial Information – Net Debt

(in millions) 09/30/05 06/30/05 03/31/05 12/31/04 09/30/04 Short-term debt (1) $ 131 $ 40 $ 7 $ 7 $ 3 Long-term debt 1,451 1,472 1,537 1,516 1,487 Total Debt 1,582 1,512 1,544 1,523 1,490 Less: Fair value adjustment (17) (27) (21) (37) (36) Plus: Receivable securitization (1) - 156 65 1 32 Plus: Factored receivables 23 23 15 - 10 Subtotal 1,588 1,664 1,603 1,487 1,496 Less: Cash (187) (180) (99) (91) (132) Net Debt $ 1,401 $ 1,484 $ 1,504 $ 1,396 $ 1,364

Non-GAAP Free Cash Flow – continuing operations

(in millions) FY 2005 Cash Provided by Operating Activities $ 99 Changes in Receivables Securitization and Factoring 19 Cash Provided by Continuing Operations 118 Impact of removing LVA from Securitization (81) Capital Expenditures (146) Free Cash Flow - Continuing Operations $ (109)

Appendix

Fiscal 2005 Restructuring Actions

Annual savings estimated at $50 – $60 million.

Total Estimated Total Recorded Fiscal ($ In Millions) Costs 2005 LVS CVS Total 1Q 2Q 3Q 4Q YTD New Actions Salaried reduction in force $ 10$ 13 $ 23 $ -$ 23 $ - $ - $ 23 Facility rationalization Employee severance 47 6 53 - 16 5 27 48 Shutdown costs and other 27 9 36 - - - 4 4 Total facility rationalization 74 15 89 - 16 5 31 52 Asset impairments 23 - 23 - 23 1 2 26 Total New Actions 107 28 135 - 62 6 33 101 Total Previous Actions 16 - 16 10 2 1 3 16 Total Estimated Restructuring Costs $ 123$ 28 $ 151 $ 10$ 64 $ 7$ 36 $ 117